SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Apr-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-08             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Apr-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Apr-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Apr-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Apr-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  190,000,000    190,000,000    2,056,248    1.64875%       252,350
 A-2  222,000,000    222,000,000     698,624     1.68875%       302,005
 A-3  50,000,000     50,000,000      157,348     1.63875%       66,005
A-IO  254,100,000    254,100,000        0        6.69125%      1,450,180
 M-1  33,000,000     33,000,000         0        2.18875%       58,184
 M-2  19,250,000     19,250,000         0        3.10875%       48,207
 M-3   6,875,000      6,875,000         0        3.30875%       18,325
 B-1  16,500,000     16,500,000         0        4.30875%       57,270
 B-2   6,875,000      6,875,000         0        5.30875%       29,401
 B-3   5,500,000      5,500,000         0        6.30875%       27,951
  X   550,000,050    550,000,050        0                      1,089,324
  R       50             50            50        1.68875%          0
Total 550,000,050    550,000,050    2,912,270                  3,399,203

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         2,308,598         0      187,943,752
 A-2      N/A         1,000,629         0      221,301,376
 A-3      N/A          223,353          0       49,842,652
A-IO      N/A         1,450,180         0      252,498,279
 M-1      0.00         58,184           0       33,000,000
 M-2      0.00         48,207           0       19,250,000
 M-3      0.00         18,325           0       6,875,000
 B-1      0.00         57,270           0       16,500,000
 B-2      0.00         29,401           0       6,875,000
 B-3      0.00         27,951           0       5,500,000
  X       N/A         1,089,324         0      547,087,780
  R       N/A            50             0           0
Total     0.00        6,311,472         0      547,087,780

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541NN88     10.82235542   1.32815974  12.15051516
 A-2   22541NN96     3.14695590    1.36038194   4.50733784
 A-3   22541NP29     3.14695600    1.32010420   4.46706020
A-IO   22541NP37     0.00000000    5.70712267   5.70712267
 M-1   22541NP52     0.00000000    1.76315970   1.76315970
 M-2   22541NP60     0.00000000    2.50427065   2.50427065
 M-3   22541NQ28     0.00000000    2.66538182   2.66538182
 B-1   22541NP78     0.00000000    3.47093758   3.47093758
 B-2   22541NP86     0.00000000    4.27649309   4.27649309
 B-3   22541NP94     0.00000000    5.08204909   5.08204909
  X    22541NN70     0.00000000    1.98058866   1.98058866
  R    22541NP45    1000.00000000  1.40000000    1001.40

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    989.17764458
 A-2  0.00000000    996.85304410
 A-3  0.00000000    996.85304400
A-IO  0.00000000    993.69649450
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    994.70496495
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  199,338,624  282,076,078     481,414,703
     Scheduled Principal               138,253      206,919         345,172
     Prepayments (Incls Curtail)     1,917,994      649,103       2,567,098
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance      2,056,248      856,022       2,912,270
     Net Realized Losses                     0            0               0
Ending Balance                     197,282,377  281,220,056     478,502,433
Ending Count                             1,631        2,134           3,765

Aggregate End Coll Bal             224,134,228  322,953,552     547,087,780

Ending Overcollateralization Amount                                       0

Prefunding Account:
Beginning Balance                   50,701,992   44,083,266      94,785,258
Subsequent Transfer                 23,850,141    2,349,770      26,199,911
Added to available cert prin                 0            0               0
Amount in Prefund Acct              26,851,852   41,733,496      68,585,347

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      1,289,642    1,819,274       3,108,916
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
                                     1,289,642    1,819,274       3,108,916
Capitalized Interest Account:
Beginning Balance                                                 1,232,000
less: Cap Int Require                  108,811      169,115         277,925
less: W/draw Overfund Int Amt to Depositor                          393,764
Ending Balance                                                      560,311

Servicing Fee                           83,058      117,532         200,589
Trustee Fee                                797        1,128           1,926
FSA Premium                              9,500        2,500          12,000
Credit Risk Manager Fee                  2,907        4,114           7,021
LPMI                                         0            0               0
Dividend Rewards                             0        1,846           1,846

Current Advances as of determination date                           913,898
Outstanding Advances  (end of prior calendar month)                       0

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     13             1,176,331      0                 0
Grp 2     14             1,976,821      1           187,260
Total     27             3,153,152      1           187,260
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      0                     0
Grp 2      0                     0
Total      0                     0
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    1,631         197,282,377
Grp 2    2,134         281,220,056
Total    3,765         478,502,433

     Foreclosure
Grp 1    Count              Balance
Grp 2      1                92,004
Total      0                     0
           1                92,004
     Bankruptcy
         Count              Balance
Grp 1      3               286,797
Grp 2      2               195,270
Total      5               482,067

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      0                     0           0
Total      0                     0           0

# of Loans for which Prepay Prems were collected                          7
Prin Bal of Loans for which Prepay Prems were collected             862,872
Current amount of Prepayment Premiums                                33,308

Current Delinquency Rate (60+days)                                  0.13916%
Rolling Three Month Delinquency Rate (60+days)                      0.13916%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                              0

Weighted Average Term to Maturity of Mortgage Loans                     345
Weighted Average Gross Coupon of Mortgage Loans                     8.25405%
Weighted Average Net Coupon of Mortgage Loans                       7.72715%

Aggregate number of Mortgage Loans in the pool                        3,765

Insured Payment on Class As                                               0

Senior Enhancement Percentage                                      16.00000%

Net Excess Spread                                                   1.62523%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000






     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee